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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                              DATED JANUARY 1, 2002

For contracts purchased on and after January 22, 2002: (a) purchase payments may not be allocated to the fixed account investment option or the DCA fixed account investment option (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted.

Contract owners who purchase their contracts prior to January 22, 2002 may transfer to the Fixed Account Investment Options or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Options.


                        SUPPLEMENT DATED JANUARY 22, 2002


Vision.Supp 1/2002